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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 18, 2005
                                                         ---------------


                    Puradyn Filter Technologies Incorporated
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                0-29192                                   14-1708544
         ------------------------              ---------------------------------
         (Commission File Number)              (IRS Employer Identification No.)


 2017 High Ridge Road, Boynton Beach, Florida                33426
 --------------------------------------------              ---------
   (Address of Principal Executive Offices)                (Zip Code)


                                 (561) 547-9499
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              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [__] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01   Regulation FD Disclosure

         On August 18, 2005, Puradyn received notice from the Securities and Exchange Commission (SEC) that an order has been issued granting the application of Puradyn Filter Technologies Incorporated to withdraw its common stock, $.001 par value, from listing and registration on the American Stock Exchange LLC, effective at the opening of business on August 18, 2005.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1 Press release of the Company dated August 22, 2005 announcing SEC approval of the application to withdraw the Company's common stock from listing and registration on the American Stock Exchange.
















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   PURADYN FILTER TECHNOLOGIES
                                                   INCORPORATED



                                                   By: /s/ Richard C. Ford
                                                       -------------------------
                                                       Richard C. Ford,
                                                       Chief Executive Officer


DATED:  August 22, 2005



















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